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                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                    Date of Report (Date of earliest event reported): July 10, 2003

                                                  SOUTHERN CALIFORNIA EDISON COMPANY
                                        (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-2313                              95-1240335
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                                       2244 Walnut Grove Avenue
                                                            (P.O. Box 800)
                                                      Rosemead, California 91770
                                     (Address of principal executive offices, including zip code)

                                                             626-302-1212
                                         (Registrant's telephone number, including area code)

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Items 1 through 4, 6, and 8 through 12 are not included because they are inapplicable.

         This current report and its exhibit include forward-looking statements.  These forward-looking statements are based on current expectations and projections about future events based on knowledge of facts as of the date of this current report and assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Southern California Edison Company.  Southern California Edison Company has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 5.  Other Events.

         On July 10, 2003, Southern California Edison Company (SCE) issued a press release announcing that the California Public
Utilities Commission had approved $1.2 billion in rate reductions, effective August 1, 2003, for SCE's customers.  The rate reductions are based on SCE's current forecast that during July it will likely complete recovery of $3.6 billion in uncollected power procurement costs incurred on behalf of customers during the California energy crisis.  The costs were recorded in a regulatory balancing account known as the procurement-related obligations account, or PROACT.  A copy of the press release is attached as
Exhibit 99.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         99       Press release about approval of rate reductions

                                                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SOUTHERN CALIFORNIA EDISON COMPANY
                                                            (Registrant)

                                                                       KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

July 11, 2003